Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Capital Commitments [Abstract]
Commitments and Contingencies

32. COMMITMENTS AND CONTINENCIES

(a)	Capital commitments

The Group had the following capital commitments at the end of the year:

	2021	2020	2019
	US$’000	US$’000	US$’000
Construction in progress	25,897	33,637	2,844

(b)	Loss contingencies

In September 2021, a former employee elected to enter into arbitration against Legend Biotech USA Inc. (“Legend USA”) with the American Arbitration Association, claiming such former employee was discriminated against due to her gender and wrong fully terminated in retaliation for engaging in alleged protected activity. The former employee demanded Legend USA to pay damages of approximately US$3.0 million for alleged lost pay, lost equity, damage to reputation, emotional distress and other related losses.

Management believes that the former employee’s claims above are without merit and intends to defend vigorously. At the early stage of the process, management cannot predict the ultimate outcome of the above claims, whether in whole or in part, which may result in a loss, if any. Therefore, in the opinion of management and legal counsel, an estimate of the amount or arrange of reasonably possible losses cannot be made at this time. Accordingly, no provision for any liability has been made in the financial statements.